AMENDMENT NO.1 REGISTRATION RIGHTS AGREEMENT

Reference is made to that certain registration rights agreement (the “Agreement”) dated December 12, 2007 by and among Maple Mountain Explorations, Inc. (now known as Pegasi Energy Resources Inc.), a Nevada corporation (the “Company”), and the investors listed on the signature page thereof (the “Buyers”).  Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

WHEREAS, under the terms of the Agreement, the Company was required to file with the SEC and have declare effective a registration statement (the “Registration Statement”) providing for the registration of the Common Stock issued pursuant to the Securities Purchase Agreement as well as the shares of Common Stock issuable upon exercise of the Warrants by May 18, 2008;

WHEREAS, the Company filed the Registration Statement by the Initial Filing Deadline and has been in the process of responding to SEC comments as a result of which the Company believes that it is unlikely that the Registration Statement will be declared effective by the Initial Effectiveness Deadline; and

WHEREAS, the parties wish to amend the Agreement to extend the Initial Effectiveness Deadline.

NOW, THEREFORE, for good and valid consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned Buyers hereby agree as follows:

1.	Section 1(o) is hereby amended to read as follows:

“(o)                      "Initial Effectiveness Deadline" means the earlier of (I) the date which is (i) in the event that the Initial Registration Statement is not subject to a full review by the SEC, ninety (90) calendar days after the Closing Date or (ii) in the event that the Registration Statement is subject to a full review by the SEC, two hundred and ten (210) calendar days after the Closing Date and (II) the date which is five (5) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement.”

2.	Except as set forth herein, the provisions of the Agreement shall remain in full force and effect and are ratified and confirmed in all respects.

3.	Provided that the Company and the Required Holders execute this amendment, it shall be binding upon each Buyer and the Company.

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused their respective signature page to this amendment to be duly executed as of the ____ day of May 2008.

PEGASI ENERGY RESOURCES, INC. (formerly known as Maple Mountain Explorations, Inc.)

By:

BUYERS SIGNATURE PAGE TO
PEGASI ENERGY RESOURCES, INC.
AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT:

BUYER:
Name:
By:

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